EXHIBIT A

THE CLIENT'S ACCOUNT(S): All Client Securities contained, from time to time, in the following custody accounts are eligible for Transactions under the Agency Agreement and Counterparty Agreements



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FUND                                                        TAX ID NUMBER
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AZL Dreyfus Premier Small Cap Value Fund                     20-0936615
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AZL LMP Large Cap Growth Fund                                03-0400191
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AZL OCC Opportunity Fund                                     03-0400184
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AZL OCC Renaissance Fund                                     31-1797026
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AZL Oppenheimer International Growth Fund                    31-1797028
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AZL Van Kampen Comstock Fund                                 31-1759342
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AZL Van Kampen Global Franchise Fund                         04-3745951
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Revised March 27, 2007




                                   Acknowledged by Client:    /s/ Brian Muench

                                                      Name:   Brian Muench

                                                    Title:    Vice President

                                                      Date:   3/27/07